UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 25, 2010

Altair Nanotechnologies Inc.

(Exact Name of Registrant as Specified in its Charter)

Canada	1-12497	33-1084375
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

204 Edison Way
Reno, NV	89502
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:
(801) 858-3750

N/A

(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

TABLE OF CONTENTS

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 8.01                      Other Event

Item 9.01                      Exhibits

SIGNATURES

EXHIBIT INDEX

EX. 10.1:	Employment Agreement with Tom Kieffer
Ex. 10.2	Employment Agreement with Dan Voelker

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 25, 2010, the Company signed a new written employment agreement with Dan Voelker, its Vice President Engineering & Operations, having an Effective Date of November 24, 2010, superseding his prior employment agreement which is due to expire as of November 24, 2010.

 Under the employment agreement, Mr. Voelker is entitled to base compensation of $205,000 per year and annual bonus target opportunity equal to 60% of his base salary upon achievement of certain performance measures, and standard health and other benefits.  The term of the employment agreement is two years, with automatic two-year extensions if notice of termination is not delivered by either party at least 90 days prior to the expiration of the current term. The employment agreement also includes a provision under which the vesting of all outstanding and future stock options granted to Mr. Voelker are accelerated in connection with a change of control and includes standard provisions related to the assignment of inventions to the Company, protection of confidential information, and 12-month non-competition and non-solicitation covenants.

 Under the employment agreement, if Mr. Voelker’s employment is terminated by him during the term for good reason, which includes, among other things, (a) the Company requiring him to relocate his place of employment without his consent, (b) a material adverse change in his title, position, and/or duties 90 days before or within one year after a change of control, and (c) a material breach by the Company of the employment agreement, he is entitled to a severance benefit equal to his base salary and health benefits for one year.  The one-year base salary severance benefit will be extended to 16 months if either (a) he was required to relocate from a location more than 50 miles from Anderson, Indiana in order to commence employment and then terminates the employment agreement for good reason during the initial two-year term, or (b) he consents to a relocation of his employment, but subsequently terminates his employment with the Company for good reason on or before the two-year anniversary of such relocation.

 If Mr. Voelker’s employment is terminated by the Company without cause during the term, he is entitled to a severance benefit equal to his base salary for one year, health benefits for 18 months, and a bonus, payable within 30 days of the Company’s receipt of a Release, equal to the product of (i) sixty percent (60%) of his annualized base salary as of the date on which the termination of his services occurs, multiplied by (ii) a fraction, the numerator of which is the number of days that have elapsed during the then-current calendar year and the denominator of which is 365.  The one-year base salary severance benefit will be extended to 16 months if either (a) he was required to relocate from a location more than 50 miles from Anderson, Indiana in order to commence employment and then terminates the employment agreement for good reason during the initial two-year term, or (b) he consents to a relocation of his employment, but his employment is subsequently terminated by the Company without cause on or before the two-year anniversary of such relocation.  Mr. Voelker is not entitled to any severance if his employment is terminated at any time by the Company with cause or by him without good reason.

Item 8.01                      Other Event

On August 25, 2010, Altair Nanotechnologies Inc. (the "Company") signed a new written employment agreement with Tom Kieffer, its Vice President Marketing and Sales, having an Effective Date of August 25, 2010.

 Under the employment agreement, Mr. Kieffer is entitled to base compensation of $190,000 per year and annual bonus target opportunity equal to 60% of his base salary upon achievement of certain performance measures, and standard health and other benefits.  The term of the employment agreement is two years, with automatic two-year extensions if notice of termination is not delivered by either party at least 90 days prior to the expiration of the current term. The employment agreement also includes a provision under which the vesting of all outstanding and future stock options granted to Mr. Kieffer is accelerated in connection with a change of control and includes standard provisions related to the assignment of inventions to the Company, protection of confidential information, and 12-month non-competition and non-solicitation covenants.

 Under the employment agreement, if Mr. Kieffer’s employment is terminated by him during the term for good reason, which includes, among other things, (a) the Company requiring him to relocate his place of employment without his consent, (b) a material adverse change in his title, position, and/or duties 90 days before or within one year after a change of control, and (c) a material breach by the Company of the employment agreement, he is entitled to a severance benefit equal to his base salary and health benefits for one year.  The one-year base salary severance benefit will be extended to 16 months if either (a) he was required to relocate from a location more than 50 miles from Anderson, Indiana in order to commence employment and then terminates the employment agreement for good reason during the initial two-year term, or (b) he consents to a relocation of his employment, but subsequently terminates his employment with the Company for good reason on or before the two-year anniversary of such relocation.

 If Mr. Kieffer’s employment is terminated by the Company without cause during the term, he is entitled to a severance benefit equal to his base salary for one year, health benefits for 18 months, and a bonus, payable within 30 days of the Company’s receipt of a Release, equal to the product of (i) sixty percent (60%) of his annualized base salary as of the date on which the which termination of his services occurs, multiplied by (ii) a fraction, the numerator of which is the number of days that have elapsed during the then-current calendar year and the denominator of which is 365.  The one-year base salary severance benefit will be extended to 16 months if either (a) he was required to relocate from a location more than 50 miles from Anderson, Indiana, Nevada in order to commence employment and then terminates the employment agreement for good reason during the initial two-year term, or (b) he consents to a relocation of his employment, but his employment is subsequently terminated by the Company without cause on or before the two-year anniversary of such relocation.  Mr. Kieffer is not entitled to any severance if his employment is terminated at any time by the Company with cause or by him without good reason.

The descriptions of the employment agreements set forth above are, by their nature, summary descriptions and omit certain detailed terms set forth in the underlying agreements.  The summaries set forth above are qualified by the terms and conditions of the agreements attached as Exhibits 10.1 and 10.2 to this Current Report.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

10.1	Employment Agreement with Tom Kieffer

10.2	Employment Agreement with Dan Voelker

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altair Nanotechnologies Inc.

Dated: August 27, 2010	By:	/s/ John Fallini
John Fallini, Chief Financial Officer